RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2014
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
10.             RELATED PARTY TRANSACTIONS

Net expenses (income) from related parties:

	Three months ended June 30,		Six months ended June 30,
(in thousands of $)	2014	2013	2014	2013
Transactions with Golar and affiliates:

Management and administrative services fees (a)	758	697	1,410	1,393
Ship management fees (b)	1,989	2,407	3,768	3,456
Interest expense on high-yield bonds (c)	—	602	—	1,172
Total	2,747	3,706	5,178	6,021

Receivables/(payables) from related parties:

As of June 30, 2014 and December 31, 2013 balances with related parties consisted of the following:

(in thousands of $)	June 30, 2014	December 31, 2013
Trading balances due to Golar and affiliates (d)	(15,533)	(5,989)
Short-term loan due to Golar (e)	(20,000)	—
Methane Princess Lease security deposit movements	3,883	4,257
	(31,650)	(1,732)

(a) Management and administrative services agreement - On March 30, 2011, we entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management provides to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days' written notice.

(b) Ship management fees - Golar and certain of its affiliates charged ship management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(c) High-yield bonds - In October 2012, we completed the issuance of NOK1,300 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227 million. Of this amount, NOK 200.0 million (2012: aproximately $35.0 million) was held by Golar until their disposal in November 2013.

(d) Trading balances - Primarily relate to unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates.  In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business.

(e) $20 million revolving credit facility - On April 13, 2011, we entered into a $20.0 million revolving credit facility with Golar.  The facility matures in April 2015 and is unsecured and interest-free. In March 2014, we drew down $20.0 million from the facility.

(f)  Dividends to China Petroleum Corporation - During the three months and six months ended June 30, 2014 and 2013, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation ("CPC"), paid total dividends to CPC of $3.8 million and$7.4 million, and $nil and $nil, respectively.

(g) Acquisitions from Golar - We acquired from Golar subsidiaries which own and operate the Golar Maria and the Golar Igloo (see note 6).

Golar Grand option
In connection with the acquisition of the Golar Grand in November 2012, we entered into an option agreement with Golar ("Option Agreement"). Under the Option Agreement, we have an option to require Golar to enter into a new time charter with Golar as charterer until October 2017 if the current charterer does not renew or extend the existing charter after the initial term (which expires in 2015).

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify us in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess' leasing arrangement, including losses in connection with the termination thereof.

In addition, Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions in respect of the Methane Princess (and other vessels previously) financed by UK tax leases or in relation to the restructuring terminations in 2010.

Environmental and other indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify us until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to us to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

In addition, pursuant to the Omnibus Agreement, Golar agreed to indemnify us for any defects in title to the assets contributed or sold to us and any failure to obtain, prior to April 13, 2011, certain consents and permits necessary to conduct the Partnership’s business, which liabilities arise within three years after the closing of the IPO on April 13, 2011.

Acquisition of the Golar Freeze and NR Satu

Under the Purchase, Sale and Contribution Agreements entered into between Golar and us on October 19, 2011 and July 19, 2012, Golar agreed to extend the above environmental and other indemnifications set forth in the two immediately preceding paragraphs to include any liabilities relating to the Golar Freeze and the NR Satu. As of June 30, 2014, we recognized a provision of $0.8 million in relation to a pre-acquisition claim in respect of the NR Satu. We have been indemnified by Golar and accordingly, we recognized a $0.8 million receivable from Golar (refer to note 11).

Acquisition of the Golar Maria

Under the Purchase, Sale and Contribution Agreement entered into between Golar and us on February 7, 2013, Golar has agreed to indemnify us against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to us to the extent arising prior to the time they were contributed or sold and to the extent that we notify Golar within five years of February 7, 2013.

Acquisition of the Golar Igloo

Under the Purchase, Sale and Contribution Agreement entered into between Golar and us on March 28, 2014, Golar has agreed to indemnify us against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to us to the extent arising prior to the time they were contributed or sold and to the extent that we notify Golar within five years of March 28, 2014. Additionally, any losses, suffered or incurred by us as a result of any offhire time and repair costs due to delays in the mobilization of the FSRU will be indemnified by Golar.